Exhibit 10.2(a)

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 22

to the

AIRBUS A330-900 AIRCRAFT AND A350-900 AIRCRAFT

PURCHASE AGREEMENT

Dated as of November 24, 2014

Between

AIRBUS S.A.S.

And

DELTA AIR LINES, INC.

This Amendment No. 22 (this “Amendment No. 22”) is dated as of January 27, 2026 by and between AIRBUS S.A.S., a société par actions simplifée organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the “Seller”) and DELTA AIR LINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its corporate office located at 1050 Delta Boulevard, Atlanta, Georgia 30320, USA (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an Airbus A330-900 Aircraft and A350-900 Aircraft Purchase Agreement dated as of November 24, 2014, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”;

WHEREAS, the Buyer wishes to purchase and the Seller agrees to sell eleven (11) A330-900 model aircraft and ten (10) A350-900 model aircraft subject to the terms and conditions of the Agreement, and

WHEREAS, the Buyer wishes to exercise its A330-900 Flexible Option Right with respect to five (5) Batch 1 A330-900 Option Aircraft and its A350-900 Flexible Option Right with respect to five (5) Batch 1 A350-900 Option Aircraft.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS.

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The capitalized terms used herein and not otherwise defined in this Amendment No. 22 will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 22.

1.    RECITALS

1.1    The first recital is deleted and replaced as follows:

“WHEREAS, the Buyer wishes to purchase, and the Seller is willing to sell, fifty-three (53) firm Airbus A330-900 model aircraft, fifty (50) firm Airbus A350-900 model aircraft and twenty (20) firm Airbus A350-1000 model aircraft upon the terms and conditions provided herein.”

2.    DEFINITIONS

2.1    Clause 0 of the Agreement is hereby amended to add the terms set forth below:

2025 A330-900 Aircraft - means any or all of the eleven (11) A330-900 Aircraft bearing Rank Numbers from Rank 93 through Rank 103 to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.

2025 A330-900 Aircraft Base Price - has the meaning set forth in Subclause 3.1.2.1.

2025 A330-900 Aircraft Final Contract Price - has the meaning set out in Subclause 3.1.2.3.

2025 A350-900 Aircraft - means any or all of the ten (10) A350-900 Aircraft bearing Rank Numbers from Rank 104 through Rank 113 to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.

2025 A350-900 Aircraft Base Price - as defined in Subclause 3.2.2.1.

2025 A350-900 Aircraft Final Contract Price has the meaning set forth in Subclause 3.2.2.3.

2025 Aircraft – means the 2025 A330-900 Aircraft and the 2025 A350-900 Aircraft.

2025 Base Period - means the average economic conditions prevailing in December 2023, January 2024, February 2024 and corresponding to a theoretical delivery in January 2025.

Backlog A330-900 Aircraft – means individually or collectively a 2014 A330-900 Aircraft or a 2018 A330-900 Aircraft.

Backlog A330-900 Aircraft Base Price - has the meaning set forth in Subclause 3.1.1.1

Backlog A330-900 Aircraft Final Contract Price - has the meaning set out in Subclause 3.1.1.4.

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Backlog A350-900 Aircraft means together the 2014 A350-900 Aircraft and the 2020 A350-900 Aircraft.

Backlog A350-900 Aircraft Base Price – as defined in Subclause 3.1.1.1.

Backlog A350-900 Aircraft Final Contract Price has the meaning set forth in Subclause 20347629353.3.1.3.

Backlog A350-1000 Aircraft means any or all of the twenty (20) A350-1000 Aircraft bearing Rank Numbers from Rank 73 through Rank 92 to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.

Backlog A350-1000 Aircraft Base Price – as defined in Subclause 3.3.1.1.

Backlog A350-1000 Aircraft Final Contract Price – as defined in Subclause 3.3.1.3.

Backlog Aircraft – means the Backlog A330-900 Aircraft, the Backlog A350-900 Aircraft and the Backlog A350-1000 Aircraft.

Backlog Base Period - [***].

Base Period – [***].

2.2    Clause 0 of the Agreement is amended to delete the following terms and replace each as follows:

A330-900 Standard Specification - means the A330-900 standard specification document [***].

A350-1000 Standard Specification – means the A350-1000 standard specification document [***].

A350-900 Standard Specification – means the A350-900 standard specification document [***].

Final Contract Price – means either the Backlog A330-900 Aircraft Final Contract Price, the 2025 A330-900 Aircraft Final Contract Price, the Backlog A350-900 Aircraft Final Contract Price, the 2025 A350-900 Aircraft Final Contract Price, or the Backlog A350-1000 Aircraft Final Contract Price, as applicable.

3.    SALE AND PURCHASE

3.1    Clause 1 of the Agreement is deleted and replaced as follows:

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“The Seller shall sell and deliver, and the Buyer shall buy and take delivery of, fifty-three (53) firmly ordered A330-900 Aircraft, fifty (50) firmly ordered A350-900 Aircraft, and twenty (20) firmly ordered A350-1000 Aircraft, subject to the terms and conditions contained in the Agreement.”

3.2    The Buyer has exercised its A330-900 Flexible Option Right with respect to five (5) Batch 1 A330-900 Option Aircraft, and its A350-900 Flexible Option Right with respect to five (5) Batch 1 A350-900 Option Aircraft.

This Amendment No. 22 constitutes the Firmed-Up A330-900 Flexible Option Amendment and the Firmed-Up A350-900 Flexible Option Amendment contemplated by Letter Agreement No. 3 in respect of such Firmed-Up A330-900 Option Aircraft and Firmed-Up A350-900 Option Aircraft, respectively.

4.    PRICE

4.1    Clause 3 of the Agreement is deleted and replaced as follows:

“A330-900 Aircraft Price

3.1.1.    Backlog A330-900 Aircraft Price

3.1.1.1    The base price of the Backlog A330-900 Aircraft (the “Backlog A330-900 Aircraft Base Price”) is the sum of:
(i)    The base price of the Backlog A330-900 Aircraft corresponding to the A330-900 Standard Specification that is applicable to the Backlog A330-900 Aircraft, including the A330-900 Propulsion Systems (excluding Buyer Furnished Equipment), which is:
[***],

And

(ii)    The base price of the preliminary Specification Change Notices, as listed in Exhibit A-3.1, which for budgetary purposes can be estimated at:
[***]

3.1.1.2    The Backlog A330-900 Aircraft Base Price has been established in accordance with the economic conditions prevailing in the Backlog Base Period.
3.1.1.3    INTENTIONALLY LEFT BLANK
3.1.1.4    Backlog A330-900 Final Contract Price

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PROPRIETARY AND CONFIDENTIAL

The Final Contract Price of a Backlog A330-900 Aircraft (the “Backlog A330-900 Aircraft Final Contract Price”) shall be the sum of:

(i)    the Backlog A330-900 Aircraft Base Price as adjusted to the Delivery Date of such Aircraft in accordance with Subclause 4.1; plus
(ii)    the aggregate of all increases or decreases to the Backlog A330-900 Aircraft Base Price as agreed in any Specification Change Notice entered into pursuant to Subclause 2.3 after the date of execution of this Agreement and as adjusted to the Delivery Date in accordance with Subclause 4.1; plus
(iii)    any other amount resulting from any other provisions of the Agreement and/or any other written agreement between the Buyer and the Seller with respect to the Backlog A330-900 Aircraft.
3.1.2.    2025 A330-900 Aircraft Price

3.1.2.1    The base price of the 2025 A330-900 Aircraft (the “2025 A330-900 Aircraft Base Price”) is the sum of:
(i)    The base price of the 2025 A330-900 Aircraft corresponding to the A330-900 Standard Specification that is applicable to the 2025 A330-900 Aircraft, including the A330-900 Propulsion Systems (excluding Buyer Furnished Equipment), as amended to incorporate the increased design weights set out in Paragraph 2.1.1(ii), which is:
[***]
And

(ii)    The base price of the preliminary Specification Change Notices, as listed in Exhibit A-3.2, which for budgetary purposes can be estimated at:
[***]

3.1.2.2    The 2025 A330-900 Aircraft Base Price has been established in accordance with the economic conditions prevailing in the 2025 Base Period.
3.1.2.3    2025 A330-900 Final Contract Price
The Final Contract Price of a 2025 A330-900 Aircraft (the “2025 A330-900 Aircraft Final Contract Price”) shall be the sum of:

(i)    the 2025 A330-900 Aircraft Base Price as adjusted to the Delivery Date of such Aircraft in accordance with Subclause 4.1; plus
(ii)    the aggregate of all increases or decreases to the 2025 A330-900 Aircraft Base Price as agreed in any Specification Change Notice entered into pursuant to

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Subclause 2.3 after the date of execution of this Agreement and as adjusted to the Delivery Date in accordance with Subclause 4.1; plus
(iii)    any other amount resulting from any other provisions of the Agreement and/or any other written agreement between the Buyer and the Seller with respect to the 2025 A330-900 Aircraft.
3.2    A350-900 Aircraft Price
3.2.1    Backlog A350-900 Aircraft Price

3.2.1.1    The Backlog A350-900 Aircraft Base Price is the sum of:
(i)    the base price of the A350-900 Aircraft corresponding to the A350-900 Standard Specification (excluding BFE and ACS Equipment) that is applicable to the Backlog A350-900 Aircraft , which is:
[***]

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-4.1, which is:
[***]

3.2.1.2    The Backlog A350-900 Aircraft Base Price has been established in accordance with the economic conditions prevailing in the Backlog Base Period.
3.2.1.3    Airbus Contracted Supplier (“ACS”) Equipment Price
The conditions of purchasing of ACS Equipment for the A350-900 Aircraft shall be the subject of a separate agreement between the ACS Suppliers and the Buyer. The Buyer and each ACS Supplier shall jointly communicate to the Seller the price and the associated price revision conditions at which the Seller is to place the purchase order for each ACS Equipment.

Notwithstanding the foregoing, it is understood that ACS Equipment for the A350-900 Aircraft, if any, shall be purchased by the Seller, in accordance with the agreed terms as set forth in Subclause 2.2.1.3, and invoiced to the Buyer in accordance with Subclause3.2.1.4(iii).

The following reference amounts (the “ACS Reference Price”) may be used as a budgetary guide for the ACS Equipment for the Buyer’s Aircraft:

ACS Equipment:

[***]

at economic conditions prevailing in the Backlog Base Period.

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3.2.1.4    Backlog A350-900 Final Contract Price
The Final Price of the Backlog A350-900 Aircraft (the “Backlog A350-900 Aircraft Final Contract Price”) shall be the sum of:

(i)    the Backlog A350-900 Aircraft Base Price as adjusted to the Delivery Date of such Backlog A350-900 Aircraft in accordance with Subclause 4.1; and
(ii)    the aggregate of all increases or decreases to the Backlog A350-900 Aircraft Base Price as agreed in any Specification Change Notice entered into pursuant to Subclause 2.3 after the date of execution of this Agreement as adjusted to the Delivery Date of such Backlog A350-900 Aircraft in accordance with Subclause 4.1; and
(iii)    the price of any and all ACS Equipment selected by the Buyer in the applicable Seller’s A350-900 Family Aircraft Description Document and purchased by the Seller, either at the catalogue price applicable at the time of the order (including any catalogue price revision applicable at the time of the purchase order) or at the price and associated price revision conditions jointly communicated to the Seller by the Buyer and the respective ACS Suppliers as per Subclause 2.2.1.3; and
(iv)    any other amount resulting from any other provisions of the Agreement and/or any other written agreement between the Buyer and the Seller relating to the Backlog A350-900 Aircraft.
3.2.2    2025 A350-900 Aircraft Price

3.2.2.1    The 2025 A350-900 Aircraft Base Price is the sum of:
(i)    the base price of the A350-900 Aircraft corresponding to the A350-900 Standard Specification (excluding BFE) that is applicable to the 2025 A350-900 Aircraft, as amended to incorporate the increased design weights set out in Paragraph 2.2.1(ii), which is:
[***]

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-4.2, which is:
[***]

3.2.2.2    The 2025 A350-900 Aircraft Base Price has been established in accordance with the economic conditions prevailing in the 2025 Base Period.
3.2.2.3    2025 A350-900 Final Contract Price

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The Final Price of the 2025 A350-900 Aircraft (the “2025 A350-900 Aircraft Final Contract Price”) shall be the sum of:

(i)    the 2025 A350-900 Aircraft Base Price as adjusted to the Delivery Date of such 2025 A350-900 Aircraft in accordance with Subclause 4.1; and
(ii)    the aggregate of all increases or decreases to the 2025 A350-900 Aircraft Base Price as agreed in any Specification Change Notice entered into pursuant to Subclause 2.3 after the date of execution of this Agreement as adjusted to the Delivery Date of such 2025 A350-900 Aircraft in accordance with Subclause 4.1; and
(iii)    any other amount resulting from any other provisions of the Agreement and/or any other written agreement between the Buyer and the Seller relating to the 2025 A350-900 Aircraft.
3.3    A350-1000 Aircraft Price

3.3.1    Backlog A350-1000 Aircraft Price

3.3.1.1    The Backlog A350-1000 Aircraft Base Price is the sum of:

(i)    the base price of the Backlog A350-1000 Aircraft corresponding to the A350-1000 Standard Specification (excluding BFE) that is applicable to the Backlog A350-1000 Aircraft, which is:

[***]

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-6.1, which is:

[***]

3.3.1.2    The Backlog A350-1000 Aircraft Base Price has been established in accordance with the economic conditions prevailing in the Backlog Base Period.

3.3.1.3    Backlog A350-1000 Final Contract Price

    The Final Price of the Backlog A350-1000 Aircraft (the “Backlog A350-1000 Aircraft Final Contract Price”) shall be the sum of:

(i)    the Backlog A350-1000 Aircraft Base Price, as adjusted to the Delivery Date of such Backlog A350-1000 Aircraft in accordance with Subclause 4.1; and

(ii)    the aggregate of all increases or decreases to the Backlog A350-1000 Aircraft Base Price as agreed in any Specification Change Notice entered into pursuant to Subclause 2.3 after the date of execution of Amendment No. 18 to the Agreement,

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as adjusted to the Delivery Date of such Backlog A350-1000 Aircraft in accordance with Subclause 4.1; and

(iii)    any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Backlog A350-1000 Aircraft.”

5.    PRICE REVISION

5.1    Clause 4.1 of the Agreement is deleted and replaced as follows:

“Each of the Backlog A330-900 Aircraft Base Price, the 2025 A330-900 Aircraft Base Price, the Backlog A350-900 Aircraft Base Price, the 2025 A350-900 Aircraft Base Price, and the Backlog A350-1000 Aircraft Base Price shall be revised to the actual Delivery Date of such A330-900 Aircraft, A350-900 Aircraft, and A350-1000 Aircraft, as applicable, in accordance with the Airbus Price Revision Formula set forth in Exhibit C.”

6.    DELIVERY

Subclauses 9.1.1 and 9.1.2 of the Agreement are deleted and replaced as follows:

“9.1.1    Subject to the provisions of the Agreement, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location, and the Buyer shall accept the same, during the months (each a “Scheduled Delivery Month”) and quarters (each, a “Scheduled Delivery Quarter”) and half-years (each, a “Scheduled Delivery Semester”) set forth in the table below:

[***]

9.1.2    Where a Scheduled Delivery Semester is provided in Subclause 9.1.1, not later than [***] prior to the start of the relevant Scheduled Delivery Semester for 2025 Aircraft, and not later than [***] prior to the start of the relevant Scheduled Delivery Semester for Firmed-Up Option Aircraft, the Seller shall give the Buyer notice of the anticipated quarter within the Scheduled Delivery Semester during which each Aircraft shall be Ready for Delivery.

Where a Scheduled Delivery Quarter is provided in Subclause 9.1.1, or has been notified pursuant to the preceding paragraph, not later than [***] prior to the start of the relevant Scheduled Delivery Quarter, the Seller shall give the Buyer notice of the anticipated month within the Scheduled Delivery Quarter during which each Aircraft shall be Ready for Delivery, provided that no more than [***] Aircraft shall be scheduled for Delivery pursuant to this Subclause 9.1.2in any calendar month.

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Until such notice, for the purpose of this Agreement, the fourth month of the Scheduled Delivery Semester or, where available, the middle month of the Scheduled Delivery Quarter shall be deemed to be the Scheduled Delivery Month.”

7.    BFE

The parties agree to negotiate in good faith on modifications to Clause 18 of the Agreement with a goal to enhance collaborative de-risking of BFE management. The parties shall promptly engage on BFE clause amendment text with the intent to amend, as mutually agreed, by the end of April 2026, or mutually agree to extend negotiations to the end of September 2026.

8.    EXHIBITS

8.1    Exhibit A-3.2 is hereby added to the Agreement as set forth in Appendix 1 hereto.

8.2    Exhibit A-4.2 is hereby added to the Agreement as set forth in Appendix 2 hereto.

8.3    Exhibit C is deleted and replaced in its entirety as follows:

“AIRBUS PRICE REVISION FORMULA

1    BASE PRICE

The Backlog A330-900 Aircraft Base Price, the Backlog A350-900 Aircraft Base Price, and the Backlog A350-1000 Aircraft Base Price (each, a “Backlog Aircraft Base Price”) quoted in Subclause 3.1.1.1, 3.2.1.1, and 3.3.1.1, respectively, of the Agreement and the 2025 A330-900 Aircraft Base Price, the 2025 A350-900 Aircraft Base Price and the 2025 A350-1000 Aircraft Base Price (each, a “2025 Aircraft Base Price”) quoted in Subclause 3.1.2.1, 3.2.2.1 and 3.3.2.1, respectively of the Agreement, are subject to adjustment for [***].

2    BASE PERIOD

The Backlog Aircraft Base Price has been established in accordance with [***] 3    INDEXES

Labor Index: [***]

Material Index: [***]

4    REVISION FORMULA[***]5.    GENERAL PROVISIONS

5.1    Roundings

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The Labor Index average and the Material Index [***].

5.2    Substitution of Indexes for [***] If: [***]

5.3    Final Index Values

The Index values as defined in Clause 4 above shall be considered final [***]

5.4    Limitation [***]”

9.    LETTER AGREEMENTS

9.1    Amended and Restated Letter Agreement No. 1 to the Agreement is cancelled in its entirety and replaced with Amended and Restated Letter Agreement No. 1 to the Agreement of even date herewith.

9.2    Amended and Restated Letter Agreement No. 2 to the Agreement is hereby cancelled in its entirety and replaced with Amended and Restated Letter Agreement No. 2 to the Agreement of even date herewith.

9.3    Letter Agreement No. 3 to the Agreement is hereby cancelled in its entirety and replaced with Amended and Restated Letter Agreement No. 3 to the Agreement of even date herewith.

9.4    Amended and Restated Letter Agreement No. 4 to the Agreement is hereby cancelled in its entirety and replaced with Amended and Restated Letter Agreement No. 4 to the Agreement of even date herewith.

9.5    Amended and Restated Letter Agreement No. 5 to the Agreement is hereby cancelled in its entirety and replaced with Amended and Restated Letter Agreement No. 5 to the Agreement of even date herewith.

9.6    Amended and Restated Letter Agreement No. 8 to the Agreement is hereby cancelled in its entirety and replaced with Amended and Restated Letter Agreement No. 8 to the Agreement of even date herewith.

9.7    Amended and Restated Letter Agreement No. 9 to the Agreement is hereby cancelled in its entirety and replaced with Amended and Restated Letter Agreement No. 9 to the Agreement of even date herewith.

10.    EFFECT OF THE AMENDMENT

10.1    The Agreement will be deemed amended to the extent herein provided, and, will continue in full force and effect.

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10.2    This Amendment No. 22 will supersede any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 22.

10.3    Both Parties agree that this Amendment No. 22 will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 22 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 22 will govern.

11.    CONFIDENTIALITY

This Amendment No. 22 and its existence shall be treated by each Party as confidential subject to the terms and conditions of Clause 22.7 of the Agreement.

12.    GOVERNING LAW

12.1    THIS AMENDMENT NO. 22 AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.6 OF THE AGREEMENT.

12.2    It is agreed that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this Amendment No. 22.

13.    ASSIGNMENT

This Amendment No. 22 and the rights and obligations of the Parties will be subject to the provisions of Clause 19 of the Agreement.

14.    COUNTERPARTS

This Amendment No. 22 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                            Very truly yours,
                            AIRBUS S.A.S.

By: /s/ Paul Domejean
Its: Senior Vice President Commercial Offering & Pricing

Agreed and Accepted:
DELTA AIR LINES, INC.

By:/s/ Kristen Bojko
Its: Vice President – Fleet

PROPRIETARY AND CONFIDENTIAL

APPENDIX 1
EXHIBIT A-3.2

[***]

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APPENDIX 2
EXHIBIT A-4.2
[***]

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